WVT Communications Annual Meeting

April 23, 2010

WVT COMMUNICATIONS

Annual Meeting of Shareholders
Agenda
April 23, 2010

- Call to Order
- Statements of Rules and Procedural Matters
- Appointment of the Secretary of the Meeting
- Appointment of the Inspectors of Election
- Announcement Regarding Notice of Annual Meeting
- Establishment of Quorum Present
- Introduction of the Board of Directors
- Appointment of Meeting Moderator
- Presentation of Proposals Set Forth in the Proxy Statement
- Shareholder Questions Regarding Proposals
- Closing of the Polls
- President and CEO's Report on 2009
- Shareholder General Questions and Comments
- Other Business
- Adjournment of the Meeting

WVT COMMUNICATIONS

President and CEO's Report on 2009

Forward Looking Statement Note

Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. **Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, both nationally and in the geographic regions in which we operate; industry capacity; demographic changes; technological changes and changes in consumer demand; existing governmental regulations and changes in or the failure to comply with, governmental regulations; legislative proposals relating to the businesses in which we operate; competition; or the loss of any significant ability to attract and retain qualified personnel and any other factors that are described in "Risk Factors."** *Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. Except as required by law we disclaim any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments.*

WVT COMMUNICATIONS

WVT Communications…Financial Headlines 2009


Total Shareholder Return
+50%
Stock Price Appreciation
+40%
Dividend Return
+10%

....More Financial Headlines 2009

<u>*WVT* Communications outperforms markets and peer group</u>

	SPA	TSR
WVT	40%	50%
S&P 500	20%	27%
Russell 2000	24%	27%
RLEC Peer Group	22%	31%

WVT COMMUNICATIONS

WVT Communications…has delivered significant shareholder value during financial market turmoil

	TSR
WVT 2009	50%
WVT since 9/15/08 (a/o 1Q10)	41%

WVT COMMUNICATIONS

Ripped from the headlines

The Post~Standard **Syracuse, NY** **Friday, April 24, 2009**

WVT Communications acquires *USA Datanet* for $1.5 million

By Tim Knauss / The Post-Standard-Syracuse
April 24, 2009, 8:21PM

A small Downstate telephone company has closed a deal in bankruptcy court to buy what remains of **USA Datanet** for $1.5 million.

The sale, which closed today, will yield little money for USA Datanet's unsecured creditors but it will keep phone and Internet service connected for its 170 remaining customers, most of whom operate small and medium-sized businesses in Central New York.

Warwick Valley Telephone, a107-year-old company with about 20,000 customers in mostly rural areas of Orange County and nearby northern New Jersey, emerged as the winning bidder after negotiations at U.S. Bankruptcy Court in Syracuse.

The customers acquired from USA Datanet, clustered mainly in Syracuse and Rochester, will be Warwick Valley's first customers in Central New York, said Duane Albro, the company's President and Chief Executive Officer. The sale ends the saga of USA Datanet -- just in time to keep customers from losing service. The company, founded in 1998 in Syracuse, has been losing money ever since filing for bankruptcy protection in October and was on the verge of being forced to wind down operations, said John Weider, a company attorney.

WVT COMMUNICATIONS

USA DATANET[SM]

Asset Value……………………….$3.2M
Acquisition cost ……………...$1.5M
Bargain Purchase Gain……..$1.7M
(formerly Negative Good Will)

2009 Annualized Revenue…. $2.9M

WVT COMMUNICATIONS

USA Datanet acquisition expands CLEC serving areas


Watertown
Rochester
Buffalo
Syracuse
Utica
Albany
2009
Binghamton
Kingston
Monticello
Poughkeepsie
2007
Newburgh
1999
Warwick
1902

WVT COMMUNICATIONS

WVT Communications…More Financial Headlines 2009

Revenue Increase First Time in 7 years

Yr/yr Revenue…. + 4%

USAD acquisition costs	$0.7M
USAD integration costs	$0.2M
RIF costs	$0.1M
Increased pension costs due to market	$0.8M

Adjustment to EBITDA = +$1.8M

One-time Events Affect Earnings

WVT COMMUNICATIONS

WVT Communications…Improves SOX Compliance

Material Weaknesses


2007
2008
2009
3
0
0

Significant Deficiencies


2007
2008
2009
3
1
0

WVT Communications…Improves Board Governance

- Reduced number of board members
- Eliminated classes with staggered terms
- Established term limits
- Established age limits

WVT COMMUNICATIONS

WVT Communications…Continues Excellent Service

State of New York Department of Public Service
Public Service Commission

Third Consecutive Annual Service Commendation

"The Commission has noted the excellent levels of services provided to consumers by your company and its employees for the third consecutive year. The commission hereby commends Warwick Valley Telephone Company (d/b/a WVT Communications) for the high quality of telephone service which it provided during 2009."

WVT COMMUNICATIONS

WVT Financial Results Trends


Revenues / Expenses
28
26
$M 24
22
20
2007
2008
2009
One-time costs
Expense
Revenue


EBITDA / Net Income
10
8
6
$M
4
2
0
2007
2008
2009
One-time costs
One-time costs
Net Income
EBITDA

WVT COMMUNICATIONS

Free Cash Flow Remained Positive


0.6
0.5
0.4
$M 0.3
0.2
0.1
0
2007
2008
2009

WVT COMMUNICATIONS

2009 Revenue Increased 4.1%


$M
26
25
24
23
22
21
20
2007
2008
2009

- Residence AL and LD decline
- ILEC AL rate increase(res/bus)
- DIRECTV growth
- VoiceNet growth
- Half year impact of acquisition

WVT COMMUNICATIONS

2009 Average Revenue per Access Line increased 16%



120
110
$/AL 100
90
80
2007
2008
2009

- Loss of ALs offset by incr. in DIRECTV & VoiceNet

WVT COMMUNICATIONS

2009 Income from O-P Partnership increased $2.1M



15
10
5
0
$M
2007
2008
2009

• Growth of text messaging and broadband

2010 Business Plan

- **ILEC Situation Analysis**
  - Access line in decline due to cable competition and cellular substitution
  - Extraordinary increases in video content costs
  - Video programming over the internet offers significant substitution for cable TV services
  - WalMart acquires Vudu and orders 10M set-top boxes
  - Jan. 2010: 173M US viewers watched 32B videos on-line (Google = 12.8B, Hulu = .9B)

- **WVT Response: Transform the ILEC**
  - Use excellent cable facilities and upgrade broadband infrastructure to serve growing bandwidth needs
  - Migrate from landline TV to DIRECTV to address content costs and reallocate bandwidth for internet video demands
  - Offer residential voice telephone services over internet protocol

WVT COMMUNICATIONS

2010 Business Plan - continued

- **CLEC Situation Analysis**
  - Mid-SMB market not covered by competitors
    - -- VZ, CVC low end…large CLECs focused on debt relief
  - Capacity available in former USA Datanet infrastructure

- **Grow outside the ILEC**
  - Increase Upstate and Downstate market penetration
  - Expand Wholesale products and sales

- **Continue control of operating expense**

- **Target capital expenditures to broadband infrastructure transformation**

- **Develop employees for transformed business**

WVT Communications

2009 Recap

- Increased Total Shareholder Return
- Grew revenue first time in 7 years
- USAD acquisition expanded footprint and provides platform for growth
- One-time costs of acquisition
- Service excellence and improved internal controls

2010 Outlook

- Continue delivering Total Shareholder Return
- Leverage USAD capabilities
- Transform the business
- Continue cost controls
- Continue growing revenue

Continue to deliver for shareholders and customers

WVT COMMUNICATIONS

WVT Communications